CORPORATE GUARANTY

THIS CORPORATE GUARANTY (this "Guaranty") is made and entered into by the undersigned guarantor ("Guarantor") in favor of NextGear Capital, Inc. ("Lender") and its Affiliates, pursuant to that certain Demand Promissory Note and Loan and Security Agreement by and between Borrower (as defined below) and Lender (the "Note").

NOW, THEREFORE, in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to Borrower by Lender, and the mutual covenants, agreements, and conditions contained herein, Guarantor agrees as follows:

1. DEFINITIONS. Capitalized terms used herein and not defined in this Section 1 or elsewhere in this Guaranty shall have the respective meanings as set forth in the Note (such meanings to be equally applicable to both the singular and plural forms of the terms defined). Any capitalized terms used herein, but not otherwise defined herein or in the Note, as the case may be, shall have the meanings ascribed to them in the UCC.

   (a) "Borrower" shall mean the Person listed below, including any Affiliates of such Person, whether now in existence or hereinafter established or acquired:

   Wholesale, LLC
   8037 Eastgate Blvd
   Mt Juliet, TN 37122

   (b) "Liabilities" shall mean any and all Advances, debts, financial obligations, fees, charges, expenses, attorneys' fees, and costs of collection owing, arising, due, or payable from Borrower to Lender or any of its Affiliates, of any kind or nature, present or future, under any instrument, guaranty, or other document, whether arising under the Note or any other Loan Document, whether directly or indirectly, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, and however acquired.

2. GUARANTY AND OTHER AGREEMENTS.

   (a) Guaranty Obligations. Guarantor hereby voluntarily, unconditionally, and absolutely guarantees (i) the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of all Liabilities; and (ii) the full and prompt performance of all the terms, covenants, conditions, and agreements related to the Liabilities. Guarantor further agrees to pay all expenses, including attorneys' fees and court costs (including, in each case, those relating to bankruptcy and appeals), paid or incurred by Lender or its Affiliates in endeavoring to collect on any Liabilities, and in enforcing this Guaranty or in defending any claims by Borrower or any Guarantor related to any of the Liabilities, plus interest on such amounts at the lesser of (A) thirteen percent (13%) per annum, compounded daily, or (B) the maximum rate permitted by Law. Interest on such amounts paid or incurred by Lender shall be computed from the date of payment made by Lender and shall be payable on demand.

   (b) General Nature of Guaranty. Guarantor acknowledges that this Guaranty is a guaranty of payment and not of collection, and that its obligations hereunder shall be absolute, unconditional, and unaffected by: (i) the waiver of the performance or observance by Borrower or any Guarantor of any agreement, covenant, term, or condition to be performed or observed by Borrower or any such Guarantor, as the case may be; (ii) the extension of time for the payment of any sums owing or payable with respect to any of the Liabilities or the time for performance of any other obligation arising out of or relating to any of the Liabilities; (iii) the modification, alteration, or amendment of any obligation arising out of or relating to any of the Liabilities; (iv) any failure, delay, or omission by Lender to enforce, assert, or exercise any right, power, or remedy in connection with any of the Liabilities; (v) the genuineness, validity, or enforceability of any of the Liabilities or any document related thereto; (vi) the existence, value, or condition of, or failure of Lender or any of its Affiliates to perfect its lien against, any security pledged in connection with the Liabilities; (vii) the release of any security pledged in connection with the Liabilities, or the release, modification, waiver, or failure to enforce any other guaranty, pledge, or security agreement; (viii) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition, or readjustment or other similar application or proceeding affecting Borrower or any assets of Borrower; (ix) the release or discharge of Borrower or any other Guarantor from the performance or observance of any agreements, covenants, terms, or conditions in connection with any of the Liabilities, by operation of Law or otherwise; (x) the default of Borrower in any obligations to Guarantor or any torts committed by Borrower against Guarantor, even if Lender is alleged to be complicit or to have committed a direct tort against Guarantor; or (xi) any change in Borrower's ownership, entity type, legal structure, or state of organization or formation, or in Guarantor's relationship to Borrower or any other Guarantor.

   (c) Continuing and Unlimited Nature of Guaranty. The obligations of Guarantor under this Guaranty shall be continuing and shall cover any and all Liabilities existing as of the effective date of this Guaranty and any and all Liabilities thereafter incurred by Borrwer, including any and all Liabilities existing at the time of any termination of this Guaranty. This Guaranty shall be unlimited in amount and shall continue in effect until this Guaranty is terminated pursuant to Section 3.

   (d) Waivers by Guarantor. Guarantor hereby expressly waives: (i) notice of the acceptance by Lender of this Guaranty; (ii) notice of the existence, creation, or non-payment of all or any of the Liabilities; (iii) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; (iv) diligence in collection or protection of, or realization upon any of the Liabilities, any obligation under this Guaranty, or any security for or guaranty of any of the foregoing; (v) impairment of any collateral securing the Liabilities; (vi) notice of any change in Borrower's credit terms or limits with Lender, including any temporary or permnant increases in Borrower's Credit Line (and Guarantor prospectively consents to any such change); (vii) any non-contractual duties of Lender to Borrower or any Guarantor; and (viii) the protections of any Laws intended to protect consumers or regulate consumer loans, as the Liabilities are commercial in nature.

(e) Authorization. This Guaranty has been expressly authorized by Guarantor's Board of Directors, Board of Managers, or similar governing body, as the case may be, pursuant to a resolution in form and substance satisfactory to Lender. The individual signing below on behalf of Guarantor authorizes Lender to obtain and share credit information relating to him or her, and to Guarantor, from and with credit bureaus, financial institutions, trade creditors, affiliates, and others and to conduct such other credit investigations that Lender in its sole discretion deems necessary. The individual signing below on behalf of Guarantor expressly authorizes Lender to obtain his or her consumer credit report, and Guarantor's credit report, in each case from time to time at Lender's discretion, and expressly ratifies any such credit report that may have been obtained by or on behalf of Lender prior to the effective date of this Guaranty. Guarantor also authorizes Lender to contact any third parties to disclose information for the purpose of, among other things, obtaining intercreditor agreements and perfecting Lender's security interest. Further, Guarantor authorizes Lender to periodically obtain additional credit information on Guarantor through any available medium.

(f) Communication. Guarantor and the individual signing below on behalf of Guarantor, hereby expressly authorize Lender and its Affiliates to communicate with Guarantor and such undersigned individual, as the case may be, via facsimile transmissions, email messages, telephonic transmissions, both to a residential telephone line and/or cell phone, including text messaging, using an automatic telephone dialing system or an artificial or prerecorded voice message, and/or any other forms of communication, for any purpose, including general business matters, account information, marketing materials, collection, and/or any other communication needs. Guarantor and the individual signing below on behalf of Guarantor, acknowledge and agree that such express permission shall extend to any and all of the contact information that Guarantor or such undersigned individual has provided herein, including any physical and email addresses, phone numbers, fax numbers, etc., and to such other addresses, phone numbers, email addresses, online chat, social media platforms, etc. that Guarantor or such undersigned individual may provide to Lender or any of its Affiliates or that Lender or any of its Affiliates may obtain from any third party at a later date.

(g) Enforcement. In no event shall Lender have any obligation to proceed against Borrower, any other Guarantor or any other Person, or any security pledged in connection with the Liabilities, before seeking satisfaction from Guarantor. Lender may, at its option, proceed, prior or subsequent to, or simultaneously with, the enforcement of its rights hereunder, to exercise any right or remedy it may have against Borrower, any other Guarantor or other Person, or any security pledged in connection with the Liabilities. This Guaranty is in addition to, and not in substitution for, any other guaranty or other securites which Lender may now or hereafter hold.

(h) Reinstatement. Guarantor agrees that, if, at any time, all or any part of any payment theretofore applied by Lender to any of the Liabilities is or must be rescinded or returned by Lender for any reason whatsoever (including as a result of any insolvency, bankruptcy, or reorganization of Borrower or any of its Affiliates), such Liabilities shall, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and this Guaranty shall continue to be effective or reinstated, as applicable, as to all such Liabilities, all as though such application by Lender had not been made.

(i) Financial Statements. Upon Lender's request, Guarantor will provide Lender with Guarantor's audited financial statements, as certified by Guarantor's independent certified public accountant, and such other financial statements, information, and other materials as Lender may request from time to time.

(j) Application of Payments; Subrogation. Any amounts received by Lender from any source on account of the Liabilities may be applied by it toward the payment of such of the Liabilities, and in such order of application, as Lender may from time to time elect. Notwithstanding any payments made by or for the account of Guarantor, Guarantor shall not be subrogated to any rights of Lender.

3. TERMINATION.

(a) Payment of Liabilities and Termination of Credit Line. This Guaranty shall be terminated upon the occurrence of all of the following: (i) the payment by Borrower or any Guarantor, either jointly or severally, of all Liabilities outstanding; (ii) the payment of all obligations by Guarantor which may be due to Lender under this Guaranty; and (iii) the filing of a UCC termination statement as to Borrower by or on behalf of Lender, or other written verification from Lender that Borrower's Credit Line is terminated.

(b) Revocation of Guaranty. This Guaranty may be revoked by Guarantor upon written notice to Lender by certified mail, return receipt requested, to the address provided in Section 5(d). This Guaranty shall be deemed terminated upon the occurrence of a revocation in the manner provided in this Section 3(b). However, such revocation and termination shall in no way terminate or otherwise affect: (i) any obligations of Guarantor existing on or prior to the effective date of such revocation or termination; or (ii) any obligations of Guarantor arising after the effective date of such revocation or termination with respect to any Liabilities incurred by Borrower on or before the effective date of such revocation or termination.

4. EVENTS OF DEFAULT. The occurrence of any of the following events shall be considered an event of default under this Guaranty (each, an "Event of Default"):

(a) Guarantor fails to make full payment of any amount owed hereunder after notice from Lender;

(b) Guarantor fails to perform or observe any agreement, covenant, term, or condition contained in this Guaranty (other than any monetary obligation described in clause (a) above), and such failure continues for ten (10) days after notice from Lender;

(c) Guarantor or its Parent Company makes an assignment for the benefit of creditors or fails to pay its debts as the same become due and payable;

(d) Guarantor or its Parent Company petitions or applies to any tribunal for the appointment of a trustee or receiver of the business, estate, or assets or of any substantial portion of its business, estate, or assets, or commences any proceedings relating to Guarantor or Parent Company, as the case may be, under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or liquidation Law of any jurisdiction, whether now or hereafter in effect (each, a "Bankruptcy Filing");

(e) any Bankruptcy Filing is filed or any related proceedings commenced against Guarantor or its Parent Company, and Guarantor or its Parent Company, as the case may be, by any act indicates its approval thereof, consent thereto, or acquiescence therein, or any order is entered appointing any trustee or receiver, declaring Guarantor or its Parent Company bankrupt or insolvent, or approving or accepting the Bankruptcy Filing in any such proceedings;

(f) any suit or proceeding is filed or any related proceedings commenced against Guarantor or its Parent Company or any of their respective Affiliates, which, if adversely determined, could substantially impair the ability of Guarantor or Borrower to perform any of their respective obligations with respect to this Guaranty or any of the Liabilities, in each case as determined by Lender in its sole and absolute discretion; or

(g) there is any Event of Default by Guarantor under the Note.

If an Event of Default under this Guaranty shall have occurred, in addition to pursuing any remedies which may be available to Lender with respect to the Liabilities, Lender, at its option, may take whatever action at law or in equity Lender may deem necessary, regardless of whether Lender shall have exercised any of its rights or remedies with respect to any of the Liabilities, and Lender may demand, at its option, that Guarantor pay forthwith the full amount which would be due and payable hereunder as if all Liabilities were then due and payable.

5. GENERAL.

(a) Assignment; Successors and Assigns. This Guaranty may be assigned by Lender without notice to Guarantor, but Guarantor may not assign this Guaranty without the prior written consent of Lender. The guaranty and the other agreements contained herein shall bind the successors and assigns of Guarantor, and shall inure to the benefit of Lender and its successors and assigns. Each reference to Guarantor herein shall be deemed to include the officers, directors, employees, managers, and agents of Guarantor, and their respective successors and assigns.

(b) Amendment; Merger. This Guaranty is intended by the Parties to be an amendment to and restatement of any prior Corporate Guaranty or other similar document or instrument between Lender (or any predecessor of Lender, including Dealer Services Corporation and/or Manheim Automotive Financial Services, Inc.) and Guarantor, or otherwise executed by Guarantor for the benefit Lender (or any predecessor of Lender, including Dealer Services Corporation and/or Manheim Automotive Financial Services, Inc.). This Guaranty may be modified or amended only upon the written consent of Lender and Guarantor. The Parties acknowledge that Guarantor may have also acknowledged and cosented to the terms and conditions set forth in the Note, and, in such event, this Guaranty shall be deemed supplemental and in addition to the terms and conditions of the Note to which Guarantor has acknowledged and consented. In the event of any conflict between a term or provision set forth in this Guaranty, and a term or provision set forth in the Note, the term or provision set forth in this Guaranty shall, as between Lender and Guarantor, be deemed controlling.

(c) Execution. Guarantor may execute this Guaranty only by original signature of an authorized representative of Guarantor, unless otherwise authorized by Lender. Lender may, in its sole discretion, permit Guarantor to execute this Guaranty by affixing to this Guaranty an electronic or digital signature of an authorized representative of Guarantor. Guarantor acknowledges and agrees that any electronic or digital signature of Guarantor (or its authorized representative) shall for all purposes be deemed effective and constitute the valid signature of Guarantor, and shall be deemed to satisfy all requirements imposed on electronic or digital signatures under the UCC, the Electronic Signatures in Global and National Commerce Act (the "E-Sign Act"), and any other similar Laws relating to the validity or enforceability of electronic or digital signatures (including, without limitation, any enactment of the Uniform Electronic Transactions Act (UETA)), and such electronic or digital signature shall not be denied legal effect, validity, or enforceability solely because it is in electronic or digital form. A facsimile or photocopied reproduction of the signatures on this Guaranty shall be deemed original signatures for all intents and purposes.

(d) Notices. All notices, demands and requests required or permitted to be given under this Guaranty shall be (i) in writing, (ii) delivered by personal delivery or sent by commercial delivery service or certified mail, return receipt requested (except with respect to notices pursuant to Section 3(b), which notices may only be given by certified mail, return receipt requested), (iii) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt, and (iv) addressed as follows (or, in the case of Lender, to any other subsequent address that Lender may provide to Guarantor (through written notice or otherwise) for purposes of directing future notices, demands or requests):

If to Lender:	NextGear Capital, Inc., 11799 North College Avenue, Carmel, IN 46032 Telephone: (317) 571-3721
	with a copy to:
	NextGear Capital, Inc., 11799 North College Avenue, Carmel, IN 46032 Telephone: (317) 571-3721 Attention: Legal Department
If to Guarantor:	RumbleOn, Inc. 4521 Sharon Road, Suite 370 Charlotte, NC 28211

(e) No Waiver. No failure or delay by Lender in exercising any right, power, or privilege or the granting of an exception by Lender with respect to any term or condition of this Guaranty will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege, or the exercise of any other right, power, or privilege by Lender.

(f) Severability. Any provision of this Guaranty that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining provisions of this Guaranty or affecting the validity or enforceability of any provision of this Guaranty in any other jurisdiction.

(g) Governing Law. Except with respect to the interpretation or enforcement of the arbitration and other provisions set forth in Section 5(i) (which shall be governed by the Federal Arbitration Act), the validity, enforceability, and interpretation of this Guaranty shall be governed by the internal Laws of the State of Indiana, without regard to conflicts of Laws provisions thereof.

(h) Jurisdiction and Venue. As evidenced by Guarantor's signature below, subject to the provisions noted in Section 5(i), Guarantor submits to the personal jurisdiction and venue of the state and federal courts of Marion County and Hamilton County, Indiana, and agrees that any and all claims or disputes pertaining to this Guaranty, or to any matter arising out of or related to this Guaranty, which are initiated by Guarantor against Lender, to the extent, if any, that such claims or disputes are not subject to the provisions noted in Section 5(i), shall be brought in the state or federal courts of Marion County or Hamilton County, Indiana. Further, Guarantor expressly consents to the jurisdiction and venue of the state and federal courts of Marion County and Hamilton County, Indiana, as to any legal or equitable action that may be brought in such court by Lender, and waives any objection based upon lack of personal jurisdiction, improper venue or forum non conveniens with respect to any such action. Guarantor acknowledges and agrees that Lender reserves the right to initiate and prosecute any action against Guarantor in any court of competent jurisdiction, and Guarantor consents to such forum as Lender may elect.

(i) Mandatory Binding Arbitration; Waiver of Class Action Rights.

(i) In the unlikely event that Lender is unable to resolve a dispute or claim that Guarantor may have, Guarantor agrees to arbitrate any such dispute or claim in accordance with this Section 5(i). This agreement to arbitrate is intended to be broadly interpreted, and includes (i) all disputes, claims and counterclaims arising out of or relating to this Guaranty or any aspect of Guarantor's past, present or future relationship with Lender, whether based in contract, tort, statute, fraud, misrepresentation or any other legal theory; (ii) all disputes, claims and counterclaims that may have arisen before this Guaranty or any prior contract or agreement between Guarantor and Lender; and (iii) any disputes, claims and counterclaims that may arise after the termination of this Guaranty. Additionally, Guarantor acknowledges that Lender may (BUT SHALL IN NO EVENT BE REQUIRED TO) arbitrate any dispute or claim that it may have against Guarantor, with any such arbitration being governed by the provisions of this Section 5(i). BY AGREEING TO ARBITRATION, GUARANTOR UNDERSTANDS AND AGREES THAT IT IS WAIVING ITS RIGHTS TO MAINTAIN OTHER AVAILABLE RESOLUTION PROCESSES, SUCH AS COURT ACTION (INCLUDING A JURY TRIAL) OR ADMINISTRATIVE PROCEEDING, IN ORDER TO SETTLE OR RESOLVE DISPUTES OR ANY CLAIMS AGAINST LENDER. ARBITRATION IS DIFFERENT THAN A COURT ACTION, AND THE RULES IN ARBITRATION ARE DIFFERENT THAN THE RULES THAT APPLY IN COURT. THERE IS NO JUDGE OR JURY IN ARBITRATION, AND REVIEW IS LIMITED, BUT AN ARBITRATOR CAN AWARD THE SAME DAMAGES AND RELIEF AS A COURT, SUBJECT TO THE AGREED TERMS AND LIMITATIONS IN THIS NOTE. Guarantor, at its election, may opt-out of the arbitration provisions set forth in Sections 5(i)(i), 5(i)(iii) and 5(i)(iv) by providing written notice of its election to opt-out no later than thirty (30) days after Guarantor's execution of this Guaranty, which notice shall be provided to Lender pursuant to Section 5(d) ("Opt-Out Notice"), provided that such Opt-Out Notice shall become effective only upon Guarantor's receipt of written confirmation from Lender that such Opt-Out Notice has been received by Lender within the required time period. Guarantor acknowledges and agrees that, irrespective of any Opt-Out Notice or any written confirmation thereof, Guarantor shall in all events be subject to the provisions of Section 5(i)(ii).

(ii) ANY ARBITRATION OR OTHER LEGAL PROCEEDING OF ANY TYPE OR NATURE UNDER OR RELATING TO THIS GUARANTY OR TO ANY ASPECT OF GUARANTOR'S PAST, PRESENT OR FUTURE RELATIONSHIP OR ACTIVITIES WITH OR INVOLVING LENDER (INCLUDING ANY MARKETING ACTIVITIES OR SOLICITATIONS BY OR ON BEHALF OF LENDER), WILL TAKE PLACE ON AN INDIVIDUAL BASIS. CLASS ARBITRATIONS AND CLASS ACTIONS OF ANY KIND (WHETHER PURSUED THROUGH ARBITRATION OR THROUGH THE COURTS) ARE NOT PERMITTED. GUARANTOR AGREES THAT IT MAY BRING CLAIMS AGAINST LENDER ONLY IN ITS INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. GUARANTOR AGREES THAT, BY ENTERING INTO THIS GUARANTY, GUARANTOR IS WAIVING ITS RIGHT TO PARTICIPATE IN ANY CLASS ACTION OR OTHER SIMILAR REPRESENTATIVE PROCEEDING. UNLESS CONSENTED TO IN WRITING BY LENDER, THE ARBITRATOR MAY NOT CONSOLIDATE MORE THAN ONE PERSON'S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING. GUARANTOR ACKNOWLEDGES AND AGREES THAT THE SIZE OF BORROWER'S CREDIT LINE, THE INTEREST RATE TO WHICH ADVANCES ARE SUBJECT AND CERTAIN FEES CHARGED TO BORROWER, AS WELL AS THE SIZE AND DATES OF SPECIFIC ADVANCES AND WHAT (IF ANY) GUARANTIES ARE REQUIRED, ARE UNIQUE TO AND NEGOTIATED BY BORROWER (AND, IF APPLICABLE, GUARANTOR), AND THAT SUCH FACTORS WILL AND DO VARY AMONG BORROWERS AND OTHER GUARANTORS.

(iii) Any dispute or claim subject to arbitration pursuant to this Section 5(i) shall be submitted to binding arbitration administered by the Judicial Arbitration and Mediation Service ("JAMS") pursuant to its Comprehensive Arbitration Rules and Procedures as then in effect (the "JAMS Comprehensive Rules"); provided, however, that any dispute or claim that is subject to arbitration pursuant to this Section 5(i) and that involves disputes or claims where the aggregate amount reasonably in dispute or controversy is less than $100,000, shall be submitted to binding arbitration administered by JAMS pursuant to its Streamlined Arbitration Rules and Procedures as in effect as of the effective date of this Guaranty (the "JAMS Streamlined Rules"). The disputes and claims subject to arbitration pursuant to this Section 5(i) will be resolved by a single arbitrator selected pursuant to the JAMS Comprehensive Rules or the JAMS Streamlined Rules, as the case may be. The arbitrator shall be bound by and shall strictly enforce the terms of this Guaranty and may not limit, expand or otherwise modify any term or provision of this Guaranty or any other contract or document between Guarantor and Lender. The arbitrator shall not have the power to award to Guarantor any damages that are excluded or that have been waived by Guarantor under this Guaranty, and Guarantor irrevocably waives any claim that it may have thereto. The arbitrator shall not have the power to order

pre-hearing discovery of documents or the taking of depositions. The arbitrator shall render a written decision within six (6) months after being selected. Any arbitration will be held in Indianapolis, Indiana (or its greater metro area). Each Party will bear its own expenses in the arbitration and will share equally the costs of the arbitration; provided, however, that the arbitrator may, in his or her discretion, award costs and fees to the prevailing Party. The result of any arbitration shall be final and binding upon the Parties. Judgment upon any arbitration award may be entered in any court having jurisdiction over the award or over the applicable party or its assets.

(iv) This Guaranty evidences transactions in interstate commerce, and thus the Federal Arbitration Act governs the interpretation and enforcement of this Section 5(i), notwithstanding the provisions of Section 5(g).

(j) WAIVER OF JURY TRIAL. AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, LENDER AND GUARANTOR KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT EITHER PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS GUARANTY, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY COURSE OF CONDUCT, STATEMENT, WHETHER ORAL OR WRITTEN, OR ACTIONS OF LENDER OR GUARANTOR. NEITHER LENDER NOR GUARANTOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT HAVE BEEN DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY LENDER OR GUARANTOR EXCEPT BY WRITTEN INSTRUMENT EXECUTED BY BOTH LENDER AND GUARANTOR.

(k) LIMITATION OF LIABILITY. IN NO EVENT SHALL ANY LENDER PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, EXEMPLARY, PUNITIVE, INCIDENTAL, MULTIPLE OR CONSEQUENTIAL DAMAGES (INCLUDING ANY DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS, LOSS OF BUSINESS OR OTHER ECONOMIC LOSS) ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY, EVEN IF SUCH LENDER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, IN NO EVENT SHALL THE LENDER PARTIES, COLLECTIVELY, BE LIABLE FOR ANY DAMAGES UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT THAT EXCEED, IN THE AGGREGATE, AN AMOUNT EQUAL TO THE SUM OF THE INTEREST AND FLOORPLAN FEES ACTUALLY PAID TO LENDER BY BORROWER UNDER THE NOTE DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE EVENT GIVING RISE TO THE CLAIM AT ISSUE (OR, IN THE CASE OF MULTIPLE EVENTS, THE FIRST SUCH EVENT GIVING RISE TO THE CLAIM AT ISSUE).

(l) Descriptive Headings; Intepretation. The descriptive headings herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Guaranty. As used in this Guaranty, the terms "include," "includes," and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import.

WHEREFORE, Guarantor, by its duly authorized representative, has executed this Guaranty on the date set forth below.

GUARANTOR:

RumbleOn, Inc.

By: /s/ Marshall Chesrown
Name: Marshall Chesrown
Title: CEO

Date: 10/30/2018

CORPORATE GUARANTY

THIS CORPORATE GUARANTY (this "Guaranty") is made and entered into by the undersigned guarantor ("Guarantor") in favor of NextGear Capital, Inc. ("Lender") and its Affiliates, pursuant to that certain Demand Promissory Note and Loan and Security Agreement by and between Borrower (as defined below) and Lender (the "Note").

NOW, THEREFORE, in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to Borrower by Lender, and the mutual covenants, agreements, and conditions contained herein, Guarantor agrees as follows:

1. DEFINITIONS. Capitalized terms used herein and not defined in this Section 1 or elsewhere in this Guaranty shall have the respective meanings as set forth in the Note (such meanings to be equally applicable to both the singular and plural forms of the terms defined). Any capitalized terms used herein, but not otherwise defined herein or in the Note, as the case may be, shall have the meanings ascribed to them in the UCC.

   (a) "Borrower" shall mean the Person listed below, including any Affiliates of such Person, whether now in existence or hereinafter established or acquired:

   Wholesale, LLC
   8037 Eastgate Blvd
   Mt Juliet, TN 37122

   (b) "Liabilities" shall mean any and all Advances, debts, financial obligations, fees, charges, expenses, attorneys' fees, and costs of collection owing, arising, due, or payable from Borrower to Lender or any of its Affiliates, of any kind or nature, present or future, under any instrument, guaranty, or other document, whether arising under the Note or any other Loan Document, whether directly or indirectly, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, and however acquired.

2. GUARANTY AND OTHER AGREEMENTS.

   (a) Guaranty Obligations. Guarantor hereby voluntarily, unconditionally, and absolutely guarantees (i) the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of all Liabilities; and (ii) the full and prompt performance of all the terms, covenants, conditions, and agreements related to the Liabilities. Guarantor further agrees to pay all expenses, including attorneys' fees and court costs (including, in each case, those relating to bankruptcy and appeals), paid or incurred by Lender or its Affiliates in endeavoring to collect on any Liabilities, and in enforcing this Guaranty or in defending any claims by Borrower or any Guarantor related to any of the Liabilities, plus interest on such amounts at the lesser of (A) thirteen percent (13%) per annum, compounded daily, or (B) the maximum rate permitted by Law. Interest on such amounts paid or incurred by Lender shall be computed from the date of payment made by Lender and shall be payable on demand.

   (b) General Nature of Guaranty. Guarantor acknowledges that this Guaranty is a guaranty of payment and not of collection, and that its obligations hereunder shall be absolute, unconditional, and unaffected by: (i) the waiver of the performance or observance by Borrower or any Guarantor of any agreement, covenant, term, or condition to be performed or observed by Borrower or any such Guarantor, as the case may be; (ii) the extension of time for the payment of any sums owing or payable with respect to any of the Liabilities or the time for performance of any other obligation arising out of or relating to any of the Liabilities; (iii) the modification, alteration, or amendment of any obligation arising out of or relating to any of the Liabilities; (iv) any failure, delay, or omission by Lender to enforce, assert, or exercise any right, power, or remedy in connection with any of the Liabilities; (v) the genuineness, validity, or enforceability of any of the Liabilities or any document related thereto; (vi) the existence, value, or condition of, or failure of Lender or any of its Affiliates to perfect its lien against, any security pledged in connection with the Liabilities; (vii) the release of any security pledged in connection with the Liabilities, or the release, modification, waiver, or failure to enforce any other guaranty, pledge, or security agreement; (viii) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition, or readjustment or other similar application or proceeding affecting Borrower or any assets of Borrower; (ix) the release or discharge of Borrower or any other Guarantor from the performance or observance of any agreements, covenants, terms, or conditions in connection with any of the Liabilities, by operation of Law or otherwise; (x) the default of Borrower in any obligations to Guarantor or any torts committed by Borrower against Guarantor, even if Lender is alleged to be complicit or to have committed a direct tort against Guarantor; or (xi) any change in Borrower's ownership, entity type, legal structure, or state of organization or formation, or in Guarantor's relationship to Borrower or any other Guarantor.

   (c) Continuing and Unlimited Nature of Guaranty. The obligations of Guarantor under this Guaranty shall be continuing and shall cover any and all Liabilities existing as of the effective date of this Guaranty and any and all Liabilities thereafter incurred by Borrwer, including any and all Liabilities existing at the time of any termination of this Guaranty. This Guaranty shall be unlimited in amount and shall continue in effect until this Guaranty is terminated pursuant to Section 3.

   (d) Waivers by Guarantor. Guarantor hereby expressly waives: (i) notice of the acceptance by Lender of this Guaranty; (ii) notice of the existence, creation, or non-payment of all or any of the Liabilities; (iii) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; (iv) diligence in collection or protection of, or realization upon any of the Liabilities, any obligation under this Guaranty, or any security for or guaranty of any of the foregoing; (v) impairment of any collateral securing the Liabilities; (vi) notice of any change in Borrower's credit terms or limits with Lender, including any temporary or permnant increases in Borrower's Credit Line (and Guarantor prospectively consents to any such change); (vii) any non-contractual duties of Lender to Borrower or any Guarantor; and (viii) the protections of any Laws intended to protect consumers or regulate consumer loans, as the Liabilities are commercial in nature.

(e) Authorization. This Guaranty has been expressly authorized by Guarantor's Board of Directors, Board of Managers, or similar governing body, as the case may be, pursuant to a resolution in form and substance satisfactory to Lender. The individual signing below on behalf of Guarantor authorizes Lender to obtain and share credit information relating to him or her, and to Guarantor, from and with credit bureaus, financial institutions, trade creditors, affiliates, and others and to conduct such other credit investigations that Lender in its sole discretion deems necessary. The individual signing below on behalf of Guarantor expressly authorizes Lender to obtain his or her consumer credit report, and Guarantor's credit report, in each case from time to time at Lender's discretion, and expressly ratifies any such credit report that may have been obtained by or on behalf of Lender prior to the effective date of this Guaranty. Guarantor also authorizes Lender to contact any third parties to disclose information for the purpose of, among other things, obtaining intercreditor agreements and perfecting Lender's security interest. Further, Guarantor authorizes Lender to periodically obtain additional credit information on Guarantor through any available medium.

(f) Communication. Guarantor and the individual signing below on behalf of Guarantor, hereby expressly authorize Lender and its Affiliates to communicate with Guarantor and such undersigned individual, as the case may be, via facsimile transmissions, email messages, telephonic transmissions, both to a residential telephone line and/or cell phone, including text messaging, using an automatic telephone dialing system or an artificial or prerecorded voice message, and/or any other forms of communication, for any purpose, including general business matters, account information, marketing materials, collection, and/or any other communication needs. Guarantor and the individual signing below on behalf of Guarantor, acknowledge and agree that such express permission shall extend to any and all of the contact information that Guarantor or such undersigned individual has provided herein, including any physical and email addresses, phone numbers, fax numbers, etc., and to such other addresses, phone numbers, email addresses, online chat, social media platforms, etc. that Guarantor or such undersigned individual may provide to Lender or any of its Affiliates or that Lender or any of its Affiliates may obtain from any third party at a later date.

(g) Enforcement. In no event shall Lender have any obligation to proceed against Borrower, any other Guarantor or any other Person, or any security pledged in connection with the Liabilities, before seeking satisfaction from Guarantor. Lender may, at its option, proceed, prior or subsequent to, or simultaneously with, the enforcement of its rights hereunder, to exercise any right or remedy it may have against Borrower, any other Guarantor or other Person, or any security pledged in connection with the Liabilities. This Guaranty is in addition to, and not in substitution for, any other guaranty or other securites which Lender may now or hereafter hold.

(h) Reinstatement. Guarantor agrees that, if, at any time, all or any part of any payment theretofore applied by Lender to any of the Liabilities is or must be rescinded or returned by Lender for any reason whatsoever (including as a result of any insolvency, bankruptcy, or reorganization of Borrower or any of its Affiliates), such Liabilities shall, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and this Guaranty shall continue to be effective or reinstated, as applicable, as to all such Liabilities, all as though such application by Lender had not been made.

(i) Financial Statements. Upon Lender's request, Guarantor will provide Lender with Guarantor's audited financial statements, as certified by Guarantor's independent certified public accountant, and such other financial statements, information, and other materials as Lender may request from time to time.

(j) Application of Payments; Subrogation. Any amounts received by Lender from any source on account of the Liabilities may be applied by it toward the payment of such of the Liabilities, and in such order of application, as Lender may from time to time elect. Notwithstanding any payments made by or for the account of Guarantor, Guarantor shall not be subrogated to any rights of Lender.

3. TERMINATION.

(a) Payment of Liabilities and Termination of Credit Line. This Guaranty shall be terminated upon the occurrence of all of the following: (i) the payment by Borrower or any Guarantor, either jointly or severally, of all Liabilities outstanding; (ii) the payment of all obligations by Guarantor which may be due to Lender under this Guaranty; and (iii) the filing of a UCC termination statement as to Borrower by or on behalf of Lender, or other written verification from Lender that Borrower's Credit Line is terminated.

(b) Revocation of Guaranty. This Guaranty may be revoked by Guarantor upon written notice to Lender by certified mail, return receipt requested, to the address provided in Section 5(d). This Guaranty shall be deemed terminated upon the occurrence of a revocation in the manner provided in this Section 3(b). However, such revocation and termination shall in no way terminate or otherwise affect: (i) any obligations of Guarantor existing on or prior to the effective date of such revocation or termination; or (ii) any obligations of Guarantor arising after the effective date of such revocation or termination with respect to any Liabilities incurred by Borrower on or before the effective date of such revocation or termination.

4. EVENTS OF DEFAULT. The occurrence of any of the following events shall be considered an event of default under this Guaranty (each, an "Event of Default"):

(a) Guarantor fails to make full payment of any amount owed hereunder after notice from Lender;

(b) Guarantor fails to perform or observe any agreement, covenant, term, or condition contained in this Guaranty (other than any monetary obligation described in clause (a) above), and such failure continues for ten (10) days after notice from Lender;

(c) Guarantor or its Parent Company makes an assignment for the benefit of creditors or fails to pay its debts as the same become due and payable;

(d) Guarantor or its Parent Company petitions or applies to any tribunal for the appointment of a trustee or receiver of the business, estate, or assets or of any substantial portion of its business, estate, or assets, or commences any proceedings relating to Guarantor or Parent Company, as the case may be, under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or liquidation Law of any jurisdiction, whether now or hereafter in effect (each, a "Bankruptcy Filing");

(e) any Bankruptcy Filing is filed or any related proceedings commenced against Guarantor or its Parent Company, and Guarantor or its Parent Company, as the case may be, by any act indicates its approval thereof, consent thereto, or acquiescence therein, or any order is entered appointing any trustee or receiver, declaring Guarantor or its Parent Company bankrupt or insolvent, or approving or accepting the Bankruptcy Filing in any such proceedings;

(f) any suit or proceeding is filed or any related proceedings commenced against Guarantor or its Parent Company or any of their respective Affiliates, which, if adversely determined, could substantially impair the ability of Guarantor or Borrower to perform any of their respective obligations with respect to this Guaranty or any of the Liabilities, in each case as determined by Lender in its sole and absolute discretion; or

(g) there is any Event of Default by Guarantor under the Note.

If an Event of Default under this Guaranty shall have occurred, in addition to pursuing any remedies which may be available to Lender with respect to the Liabilities, Lender, at its option, may take whatever action at law or in equity Lender may deem necessary, regardless of whether Lender shall have exercised any of its rights or remedies with respect to any of the Liabilities, and Lender may demand, at its option, that Guarantor pay forthwith the full amount which would be due and payable hereunder as if all Liabilities were then due and payable.

5. GENERAL.

(a) Assignment; Successors and Assigns. This Guaranty may be assigned by Lender without notice to Guarantor, but Guarantor may not assign this Guaranty without the prior written consent of Lender. The guaranty and the other agreements contained herein shall bind the successors and assigns of Guarantor, and shall inure to the benefit of Lender and its successors and assigns. Each reference to Guarantor herein shall be deemed to include the officers, directors, employees, managers, and agents of Guarantor, and their respective successors and assigns.

(b) Amendment; Merger. This Guaranty is intended by the Parties to be an amendment to and restatement of any prior Corporate Guaranty or other similar document or instrument between Lender (or any predecessor of Lender, including Dealer Services Corporation and/or Manheim Automotive Financial Services, Inc.) and Guarantor, or otherwise executed by Guarantor for the benefit Lender (or any predecessor of Lender, including Dealer Services Corporation and/or Manheim Automotive Financial Services, Inc.). This Guaranty may be modified or amended only upon the written consent of Lender and Guarantor. The Parties acknowledge that Guarantor may have also acknowledged and cosented to the terms and conditions set forth in the Note, and, in such event, this Guaranty shall be deemed supplemental and in addition to the terms and conditions of the Note to which Guarantor has acknowledged and consented. In the event of any conflict between a term or provision set forth in this Guaranty, and a term or provision set forth in the Note, the term or provision set forth in this Guaranty shall, as between Lender and Guarantor, be deemed controlling.

(c) Execution. Guarantor may execute this Guaranty only by original signature of an authorized representative of Guarantor, unless otherwise authorized by Lender. Lender may, in its sole discretion, permit Guarantor to execute this Guaranty by affixing to this Guaranty an electronic or digital signature of an authorized representative of Guarantor. Guarantor acknowledges and agrees that any electronic or digital signature of Guarantor (or its authorized representative) shall for all purposes be deemed effective and constitute the valid signature of Guarantor, and shall be deemed to satisfy all requirements imposed on electronic or digital signatures under the UCC, the Electronic Signatures in Global and National Commerce Act (the "E-Sign Act"), and any other similar Laws relating to the validity or enforceability of electronic or digital signatures (including, without limitation, any enactment of the Uniform Electronic Transactions Act (UETA)), and such electronic or digital signature shall not be denied legal effect, validity, or enforceability solely because it is in electronic or digital form. A facsimile or photocopied reproduction of the signatures on this Guaranty shall be deemed original signatures for all intents and purposes.

(d) Notices. All notices, demands and requests required or permitted to be given under this Guaranty shall be (i) in writing, (ii) delivered by personal delivery or sent by commercial delivery service or certified mail, return receipt requested (except with respect to notices pursuant to Section 3(b), which notices may only be given by certified mail, return receipt requested), (iii) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt, and (iv) addressed as follows (or, in the case of Lender, to any other subsequent address that Lender may provide to Guarantor (through written notice or otherwise) for purposes of directing future notices, demands or requests):

If to Lender:	NextGear Capital, Inc., 11799 North College Avenue, Carmel, IN 46032 Telephone: (317) 571-3721
	with a copy to:
	NextGear Capital, Inc., 11799 North College Avenue, Carmel, IN 46032 Telephone: (317) 571-3721 Attention: Legal Department
If to Guarantor:	RMBL Tennessee, LLC 4521 Sharon Road, Suite 370 Charlotte, NC 28211

(e) No Waiver. No failure or delay by Lender in exercising any right, power, or privilege or the granting of an exception by Lender with respect to any term or condition of this Guaranty will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege, or the exercise of any other right, power, or privilege by Lender.

(f) Severability. Any provision of this Guaranty that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining provisions of this Guaranty or affecting the validity or enforceability of any provision of this Guaranty in any other jurisdiction.

(g) Governing Law. Except with respect to the interpretation or enforcement of the arbitration and other provisions set forth in Section 5(i) (which shall be governed by the Federal Arbitration Act), the validity, enforceability, and interpretation of this Guaranty shall be governed by the internal Laws of the State of Indiana, without regard to conflicts of Laws provisions thereof.

(h) Jurisdiction and Venue. As evidenced by Guarantor's signature below, subject to the provisions noted in Section 5(i), Guarantor submits to the personal jurisdiction and venue of the state and federal courts of Marion County and Hamilton County, Indiana, and agrees that any and all claims or disputes pertaining to this Guaranty, or to any matter arising out of or related to this Guaranty, which are initiated by Guarantor against Lender, to the extent, if any, that such claims or disputes are not subject to the provisions noted in Section 5(i), shall be brought in the state or federal courts of Marion County or Hamilton County, Indiana. Further, Guarantor expressly consents to the jurisdiction and venue of the state and federal courts of Marion County and Hamilton County, Indiana, as to any legal or equitable action that may be brought in such court by Lender, and waives any objection based upon lack of personal jurisdiction, improper venue or forum non conveniens with respect to any such action. Guarantor acknowledges and agrees that Lender reserves the right to initiate and prosecute any action against Guarantor in any court of competent jurisdiction, and Guarantor consents to such forum as Lender may elect.

(i) Mandatory Binding Arbitration; Waiver of Class Action Rights.

(i) In the unlikely event that Lender is unable to resolve a dispute or claim that Guarantor may have, Guarantor agrees to arbitrate any such dispute or claim in accordance with this Section 5(i). This agreement to arbitrate is intended to be broadly interpreted, and includes (i) all disputes, claims and counterclaims arising out of or relating to this Guaranty or any aspect of Guarantor's past, present or future relationship with Lender, whether based in contract, tort, statute, fraud, misrepresentation or any other legal theory; (ii) all disputes, claims and counterclaims that may have arisen before this Guaranty or any prior contract or agreement between Guarantor and Lender; and (iii) any disputes, claims and counterclaims that may arise after the termination of this Guaranty. Additionally, Guarantor acknowledges that Lender may (BUT SHALL IN NO EVENT BE REQUIRED TO) arbitrate any dispute or claim that it may have against Guarantor, with any such arbitration being governed by the provisions of this Section 5(i). BY AGREEING TO ARBITRATION, GUARANTOR UNDERSTANDS AND AGREES THAT IT IS WAIVING ITS RIGHTS TO MAINTAIN OTHER AVAILABLE RESOLUTION PROCESSES, SUCH AS COURT ACTION (INCLUDING A JURY TRIAL) OR ADMINISTRATIVE PROCEEDING, IN ORDER TO SETTLE OR RESOLVE DISPUTES OR ANY CLAIMS AGAINST LENDER. ARBITRATION IS DIFFERENT THAN A COURT ACTION, AND THE RULES IN ARBITRATION ARE DIFFERENT THAN THE RULES THAT APPLY IN COURT. THERE IS NO JUDGE OR JURY IN ARBITRATION, AND REVIEW IS LIMITED, BUT AN ARBITRATOR CAN AWARD THE SAME DAMAGES AND RELIEF AS A COURT, SUBJECT TO THE AGREED TERMS AND LIMITATIONS IN THIS NOTE. Guarantor, at its election, may opt-out of the arbitration provisions set forth in Sections 5(i)(i), 5(i)(iii) and 5(i)(iv) by providing written notice of its election to opt-out no later than thirty (30) days after Guarantor's execution of this Guaranty, which notice shall be provided to Lender pursuant to Section 5(d) ("Opt-Out Notice"), provided that such Opt-Out Notice shall become effective only upon Guarantor's receipt of written confirmation from Lender that such Opt-Out Notice has been received by Lender within the required time period. Guarantor acknowledges and agrees that, irrespective of any Opt-Out Notice or any written confirmation thereof, Guarantor shall in all events be subject to the provisions of Section 5(i)(ii).

(ii) ANY ARBITRATION OR OTHER LEGAL PROCEEDING OF ANY TYPE OR NATURE UNDER OR RELATING TO THIS GUARANTY OR TO ANY ASPECT OF GUARANTOR'S PAST, PRESENT OR FUTURE RELATIONSHIP OR ACTIVITIES WITH OR INVOLVING LENDER (INCLUDING ANY MARKETING ACTIVITIES OR SOLICITATIONS BY OR ON BEHALF OF LENDER), WILL TAKE PLACE ON AN INDIVIDUAL BASIS. CLASS ARBITRATIONS AND CLASS ACTIONS OF ANY KIND (WHETHER PURSUED THROUGH ARBITRATION OR THROUGH THE COURTS) ARE NOT PERMITTED. GUARANTOR AGREES THAT IT MAY BRING CLAIMS AGAINST LENDER ONLY IN ITS INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. GUARANTOR AGREES THAT, BY ENTERING INTO THIS GUARANTY, GUARANTOR IS WAIVING ITS RIGHT TO PARTICIPATE IN ANY CLASS ACTION OR OTHER SIMILAR REPRESENTATIVE PROCEEDING. UNLESS CONSENTED TO IN WRITING BY LENDER, THE ARBITRATOR MAY NOT CONSOLIDATE MORE THAN ONE PERSON'S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING. GUARANTOR ACKNOWLEDGES AND AGREES THAT THE SIZE OF BORROWER'S CREDIT LINE, THE INTEREST RATE TO WHICH ADVANCES ARE SUBJECT AND CERTAIN FEES CHARGED TO BORROWER, AS WELL AS THE SIZE AND DATES OF SPECIFIC ADVANCES AND WHAT (IF ANY) GUARANTIES ARE REQUIRED, ARE UNIQUE TO AND NEGOTIATED BY BORROWER (AND, IF APPLICABLE, GUARANTOR), AND THAT SUCH FACTORS WILL AND DO VARY AMONG BORROWERS AND OTHER GUARANTORS.

(iii) Any dispute or claim subject to arbitration pursuant to this Section 5(i) shall be submitted to binding arbitration administered by the Judicial Arbitration and Mediation Service ("JAMS") pursuant to its Comprehensive Arbitration Rules and Procedures as then in effect (the "JAMS Comprehensive Rules"); provided, however, that any dispute or claim that is subject to arbitration pursuant to this Section 5(i) and that involves disputes or claims where the aggregate amount reasonably in dispute or controversy is less than $100,000, shall be submitted to binding arbitration administered by JAMS pursuant to its Streamlined Arbitration Rules and Procedures as in effect as of the effective date of this Guaranty (the "JAMS Streamlined Rules"). The disputes and claims subject to arbitration pursuant to this Section 5(i) will be resolved by a single arbitrator selected pursuant to the JAMS Comprehensive Rules or the JAMS Streamlined Rules, as the case may be. The arbitrator shall be bound by and shall strictly enforce the terms of this Guaranty and may not limit, expand or otherwise modify any term or provision of this Guaranty or any other contract or document between Guarantor and Lender. The arbitrator shall not have the power to award to Guarantor any damages that are excluded or that have been waived by Guarantor under this Guaranty, and Guarantor irrevocably waives any claim that it may have thereto. The arbitrator shall not have the power to order

pre-hearing discovery of documents or the taking of depositions. The arbitrator shall render a written decision within six (6) months after being selected. Any arbitration will be held in Indianapolis, Indiana (or its greater metro area). Each Party will bear its own expenses in the arbitration and will share equally the costs of the arbitration; provided, however, that the arbitrator may, in his or her discretion, award costs and fees to the prevailing Party. The result of any arbitration shall be final and binding upon the Parties. Judgment upon any arbitration award may be entered in any court having jurisdiction over the award or over the applicable party or its assets.

(iv) This Guaranty evidences transactions in interstate commerce, and thus the Federal Arbitration Act governs the interpretation and enforcement of this Section 5(i), notwithstanding the provisions of Section 5(g).

(j) WAIVER OF JURY TRIAL. AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, LENDER AND GUARANTOR KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT EITHER PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS GUARANTY, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY COURSE OF CONDUCT, STATEMENT, WHETHER ORAL OR WRITTEN, OR ACTIONS OF LENDER OR GUARANTOR. NEITHER LENDER NOR GUARANTOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT HAVE BEEN DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY LENDER OR GUARANTOR EXCEPT BY WRITTEN INSTRUMENT EXECUTED BY BOTH LENDER AND GUARANTOR.

(k) LIMITATION OF LIABILITY. IN NO EVENT SHALL ANY LENDER PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, EXEMPLARY, PUNITIVE, INCIDENTAL, MULTIPLE OR CONSEQUENTIAL DAMAGES (INCLUDING ANY DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS, LOSS OF BUSINESS OR OTHER ECONOMIC LOSS) ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY, EVEN IF SUCH LENDER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, IN NO EVENT SHALL THE LENDER PARTIES, COLLECTIVELY, BE LIABLE FOR ANY DAMAGES UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT THAT EXCEED, IN THE AGGREGATE, AN AMOUNT EQUAL TO THE SUM OF THE INTEREST AND FLOORPLAN FEES ACTUALLY PAID TO LENDER BY BORROWER UNDER THE NOTE DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE EVENT GIVING RISE TO THE CLAIM AT ISSUE (OR, IN THE CASE OF MULTIPLE EVENTS, THE FIRST SUCH EVENT GIVING RISE TO THE CLAIM AT ISSUE).

(l) Descriptive Headings; Intepretation. The descriptive headings herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Guaranty. As used in this Guaranty, the terms "include," "includes," and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import.

WHEREFORE, Guarantor, by its duly authorized representative, has executed this Guaranty on the date set forth below.

GUARANTOR:

RMBL Tennessee, LLC

By: /s/ Marshall Chesrown
Name: Marshall Chesrown
Title: Manager

Date: 10/30/2018

By: /s/ Steven R. Berrard
Name: Steven R. Berrard
Title: Manager

Date: 10/30/2018